SECURITIES AND EXCHANGE COMMISSION


Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 16, 1997




                             THE LOUISIANA LAND AND EXPLORATION COMPANY
                             -------------------------------------------

(Exact name of registrant as specified in its charter)




Maryland              1-959         72-024470
 --------            -------        ----------
(State or othe      (Commission    (I.R.S. Employer
 Jurisdiction )      File Number)   Identification No.)
 of incorporation)


       909 Poydras Street
       New Orleans, Louisiana                          70112
       ----------------------                          -----
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: 504-566-6500
                                                    ------------
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Item 5.  Other Events
         ------------

               On July 17, 1997, the registrant issued a press release announcing that the registrant and Burlington Resources Inc. ("BR") had entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of July 16, 1997. The consummation of the transactions contemplated by the Merger Agreement are subject to the approval of the stockholders of each of the registrant and BR.
For additional information regarding the transactions contemplated by the Merger Agreement, reference is made to the press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits
               ---------------------------------

               Exhibit No.            Description
               -----------            -----------
               99                     Press Release dated July 17, 1997

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE LOUISIANA LAND AND
                              EXPLORATION COMPANY


Date:  July 17, 1997                  By  /s/Frederick J. Plaeger, II
                                          ------------------------
                                          Name:  Frederick J. Plaeger, II
                                          Title: Vice President, General
                                          Counsel and Corporate
                                          Secretary

EXHIBIT INDEX

Number   Description           Page
------   -----------           ----

99       Press Release
         dated July 17, 1997    5